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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 12, 2002

LODGENET ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3900 West Innovation Street, Sioux Falls, SD (Address of Principal Executive Offices)	57107 (Zip Code)

Registrant's telephone number, including area code (605) 988-1000

n/a
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Press release of the Registrant dated April 12, 2002

Item 9. Regulation FD Disclosure.

        On April 12, 2002, LodgeNet Entertainment Corporation issued the press release attached hereto as Exhibit 99.1.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION
Date: April 15, 2002	By	/s/ SCOTT C. PETERSEN Scott C. Petersen
	Its	President and Chief Executive Officer

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EXHIBIT INDEX

  99.1
  Press release of the Registrant dated April 12, 2002

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SIGNATURES
EXHIBIT INDEX